Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 48, 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

Item 48

Series 1

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 2

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 3

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 4

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 5

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 11

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 12

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 13

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 14

Investor, Advisor,and R Class
0.20% Single fee Rate

Institutional
0.00%

For period ending  01/31/2010
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  4,463
          Institutional Class             1,369

         2. Dividends for a second class of open-end company shares

         Advisor Class                     1,134
         R Class                             317

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class             $0.1916
          Institutional Class        $0.2131
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.1648
          R Class                    $0.1379

74U.     1. Number of shares outstanding  (000's)
         Investor Class                24,049
         Institutional Class            6,673
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                7,616
         R Class                      2,812

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $10.33
         Institutional Class        $10.34
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $10.33
         R Class                     $10.33

For period ending  01/31/2010
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               5,630
          Institutional Class          1,558

        2. Dividends for a second class of open-end company shares

         Advisor Class                  1,075
         R Class                          309

73.     Distributions per share for which record date passed during the period:

A)       1. Dividends from net investment income

          Investor Class            $0.1663
          Institutional Class       $0.1878

         2. Dividends from a second class of open-end company shares

          Advisor Class             $0.1394
          R Class                   $0.1125

74U.     1. Number of shares outstanding  (000's)

         Investor Class               34,656
         Institutional Class           8,555

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                 8,808
         R Class                       3,142

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $10.30
         Institutional Class        $10.30

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $10.30
         R Class                    $10.30

For period ending  01/31/2010
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                2,690
          Institutional Class             813

        2. Dividends for a second class of open-end company shares

         Advisor Class                    640
         R Class                          156

73A.    1. Dividends from net investment income

          Investor Class            $0.1408
          Institutional Class       $0.1626

        2. Dividends from net investment income for a second class of open-end company shares

          Advisor Class             $0.1135
          R Class                   $0.0863

74U.     1. Number of shares outstanding (000's)

         Investor Class              19,525
         Institutional Class          5,272

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                6,224
         R Class                      2,194

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $10.39
         Institutional Class        $10.40

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $10.39
         R Class                    $10.39

For period ending  01/31/2010
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                   1,209
          Institutional Class                563

        2. Dividends for a second class of open-end company shares

         Advisor Class                       312
         R Class                              65

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1269
          Institutional Class       $0.1485

        2. Dividends from net investment income from a second class of open-end company shares

          Advisor Class              $0.0998
          R Class                    $0.0727

74U.    1. Number of shares outstanding (000's)

         Investor Class               9,795
         Institutional Class          3,907

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                3,382
         R Class                      1,039

74V.    1. Net asset value per share (to nearest cent)

         Investor Class             $10.28
         Institutional Class        $10.29

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $10.28
         R Class                    $10.28

For period ending  01/31/2010
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,383
          Institutional Class                 428
         2. Dividends for a second class of open-end company shares

         Advisor Class                     596
         R Class                            82

73A.     Distributions per share for which record date passed during the period:
 1. Dividends from net investment income
          Investor Class            $0.1401
          Institutional Class       $0.1506

        2. Dividends from net investment income from a second class of open-end company shares
          Advisor Class             $0.1269
          R Class                   $0.1136

74U.     1. Number of shares outstanding (000's)
         Investor Class                 9,864
         Institutional Class            2,966

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                  5,941
         R Class                        1,006

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $9.97
         Institutional Class         $9.97
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $9.97
         R Class                     $9.96

For period ending  01/31/2010
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               1689
          Institutional Class           523

         2. Dividends for a second class of open-end company shares

         Advisor Class                  468
         R Class                        104

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                         128
          Institutional Class                    35

         2. Dividends for a second class of open-end company shares

         Advisor Class                       43
         R Class                             12

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1460
          Institutional Class          $0.1645
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.1228
          R Class                    $0.0996

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0111
          Institutional Class          $0.0111
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class               $0.0111
          R Class                     $0.0111

74U.     1. Number of shares outstanding  (000's)
         Investor Class                12,023
         Institutional Class            3,302
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                 5,373
         R Class                       1,212

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $8.91
         Institutional Class          $8.90
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.90
         R Class                    $8.90

For period ending  01/31/2010
Series Number:  12

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               1,067
          Institutional Class            338

        2. Dividends for a second class of open-end company shares

         Advisor Class                   348
         R Class                          73

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                         122
          Institutional Class                    33

         2. Dividends for a second class of open-end company shares

         Advisor Class                       49
         R Class                             14

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1123
          Institutional Class       $0.1301

        2. Dividends from a second class of open-end company shares

          Advisor Class             $0.0899
          R Class                   $0.0676

73A.     Distributions per share for which record date passed during the period:
        1. Dividends from capital gains
          Investor Class            $0.0128
          Institutional Class       $0.0128

        2. Dividends from capital gains from a second class of open-end company shares
          Advisor Class             $0.0128
          R Class                   $0.0128

74U.    1. Number of shares outstanding (000's)

         Investor Class                9,817
         Institutional Class           2,684

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                 5,355
         R Class                       1,171

74V.    1. Net asset value per share (to nearest cent)

         Investor Class               $8.54
         Institutional Class          $8.54

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class                $8.53
         R Class                      $8.53

For period ending  01/31/2010
Series Number:  13

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    345
          Institutional Class                176
        2. Dividends for a second class of open-end company shares

          Advisor Class                     151
          R Class                            33
72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                  20
          Institutional Class               9

        2. Dividends for a second class of open-end company shares

         Advisor Class                      11
         R Class                            3

73A.    1.  Distributions per share for which record date passed during the period:

          Investor Class            $0.0935
          Institutional Class       $0.1109

        2. Dividends from net investment income from a second class of open-end company shares

          Advisor Class             $0.0716
          R Class                   $0.0498

73B.      Distributions per share for which record date passed during the period:

        1. Dividends from capital gains

          Investor Class             $0.0053
          Institutional Class        $0.0053

        2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class              $0.0053
          R Class                    $0.0053

74U.     1. Number of shares outstanding (000's)
         Investor Class                       3,868
         Institutional Class                  1,757

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                      2,968
         R Class                             677

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $8.30
         Institutional Class        $8.30
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.30
         R Class                    $8.29

For period ending  01/31/2010
Series Number:  14

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    47
          Institutional Class               52
         2. Dividends for a second class of open-end company shares

         Advisor Class                     32
         R Class                            5

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                     2
          Institutional Class                1
         2. Dividends for a second class of open-end company shares

         Advisor Class                       2
         R Class                             -

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.0757
          Institutional Class          $0.0926
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.0546
          R Class                    $0.0334

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0027
          Institutional Class          $0.0027
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class               $0.0027
          R Class                     $0.0027

74U.     1. Number of shares outstanding (000's)
         Investor Class                       853
         Institutional Class                  651

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       803
         R Class                             169

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $8.03
         Institutional Class        $8.03
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.03
         R Class                    $8.03